1 S E C O N D Q U A R T ER 2 0 2 2 Wabtec Financial Results & Company Highlights

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2022 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 P R E S E N T E R S RAFAEL SANTANA President & Chief Executive Officer W A B T E C Today’s participants I N V E S T O R R E L A T I O N S JOHN OLIN Executive Vice President & Chief Financial Officer KRISTINE KUBACKI Vice President, Investor Relations 2

WABTEC

2Q 2022 overview

2Q 2022 HIGHLIGHTS

SALES	$2.05B	Up 1.8% YoY	Strong Freight Segment growth ... partially offset by lower Transit Segment revenue
ADJUSTED OPERATING MARGIN(2)	16.7%	GAAP: 12.9%	Delivered 1.5 pts of adjusted margin expansion ... driven by strong improvement in Freight segment
ADJUSTED EARNINGS PER SHARE(2)	$1.23	GAAP: $0.91	Adj. EPS up 16.0% YoY ... driven by strong margin expansion and positive mix ... partially offset by higher input costs
CASH FLOW FROM OPERATIONS(1)	$263M		Returning capital to shareholders ... executed $103M share buyback and paid $27M in dividends
BACKLOG	$23.23B		Backlog provides improved multi-year visibility ... up $1.70B YoY and up $2.27B excluding FX impacts

MARGIN EXPANSION, ADJ EPS GROWTH AND GROWING BACKLOG

4

(1) Year-over-year benefit from securitization of accounts receivable was $36 million
(2) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations

WABTEC

2022 Market assumptions

FREIGHT

NA Carloads	↔/-
Locomotive & Railcar Unparkings	+
International Freight Volumes	+
NA Railcar Production	++
Mining Commodities	++

TRANSIT

Infrastructure Investment	+
Global Ridership	+

NORTH AMERICAN FREIGHT CARLOADS



(17.7%)
(6.4%)
3.2%
5.1%
20.2%
(0.1%)
(4.9%)
(3.7%)
(3.3%)
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Source: Association of American Railroads

AVG. NORTH AMERICAN PARKED LOCOMOTIVES



2018
2019
2020
2021
2022 YTD

Source: Wabtec

YTD 2022 FREIGHT VOLUMES



(4.3%)
5.1%
9.3%
(4.7%)
1.0%
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

6 DRIVERS OF PORTFOLIO GROWTH RECENT WINS Largest modernization order with Union Pacific for 600 units valued at more than $1 billion Strategic order for over 50 modernized and new tier 4 units, and next-gen Precision Dispatch System North America PTC upgrades Strategic HVAC order with Stadler … first subway order with the car builder in the U.S. W A B T E C Executing on our value creation framework Accelerate innovation of scalable technologies Grow and refresh expansive global installed base Lead decarbonization of rail Expand high-margin recurring revenue streams Drive continuous operational improvement 6

WABTEC

Focused on long-term goals


STRATEGY DEPLOYMENT
CULTURE
CADENCE
PERFORMANCE & ACCOUNTABILITY
People Development
Strategy
Commercial Excellence
Finance
Product & Project Management
Operational Excellence
Innovation
CUSTOMER + SHAREHOLDER VALUE

NAVIGATING VOLATILITY

- Organizational agility & experienced leadership
- Broad portfolio of products & businesses … large global installed base
- Focused on fundamentals … continuous improvement, cost management, Integration 2.0

IMPROVING CUSTOMER OUTCOMES

- Improved efficiency, durability, reliability, safety & capacity
- Leading the decarbonization of rail & unmatched digital portfolio
- Strong IRR's for our customer's investment in their fleets

STRONG FOUNDATION FOR THE FUTURE

- Growing high margin recurring revenue streams
- Invest in future growth … innovative new products & technologies
- Disciplined capital allocation

7

8 EXPANDED MARGINS AND INCREASED ADJ EPS DESPITE DISRUPTIONS AND VOLATILITY (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations 2Q 2022 financial summary W A B T E C OPERATING INCOME/ OPERATING MARGIN 1.8% INCREASE 1.5 PTS OF ADJ MARGIN EXPANSION $203M 10.1% 2021 GAAP SALES EPS 16.0% ADJ EPS INCREASE $2.01B 2021 $2.05B 2022 $264M 12.9% 2022 GAAP $305M 15.2% 2021 ADJ(1) $340M 16.7% 2022 ADJ(1) $0.66 2021 GAAP $0.91 2022 GAAP $1.06 2021 ADJ(1) $1.23 2022 ADJ(1)

WABTEC

2Q 2022 sales



($ in millions)

PRODUCT LINE	2Q22	YOY
Equipment	$381	16.2%
Components	$234	4.5%
Digital Electronics	$164	1.2%
Services	$711	14.3%
Freight Segment	$1,490	11.5%
Transit Segment	$558	(17.5%)
TOTAL SALES	**$2,048**	**1.8%**

2Q KEY DRIVERS

EQUIPMENT
Increased international locomotives deliveries and growth from higher mining sales

COMPONENTS
Higher due to improving OE railcar build, railcars coming out of storage and growth in industrial end-markets

DIGITAL ELECTRONICS
Higher demand for on-board locomotive products & acquisitions … offset partially from ongoing chip shortage

SERVICES
Higher modernization sales and continued unparking of locomotives

TRANSIT
Decreased primarily as a result of unfavorable foreign currency exchange

9

WABTEC

2Q 2022 consolidated adjusted gross profit



($ in millions)

	2Q (1) (2)
2021 ADJ GROSS PROFIT	**$601**
% of Sales	*29.9%*
Volume	↑
Mix/Pricing	↑↑
Raw Materials	↓↓
Currency	↓
Manufacturing/Other	↑
2022 ADJ GROSS PROFIT	$647
% of Sales	*31.6%*

2Q KEY DRIVERS

MIX/PRICING
Favorable mix between business groups and segments … higher pricing escalations

RAW MATERIALS
Costs pressures from higher metals and fuel

CURRENCY
Unfavorable foreign exchange impacted gross profit by $15M

MANUFACTURING/OTHER
Productivity gains, largely offset by higher transportation and logistics costs

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(2) 2Q 2021 GAAP gross profit was $580M (GAAP gross profit margin of 28.8%). 2Q 2022 GAAP gross profit was $645M (GAAP gross profit margin of 31.5%)

10

WABTEC

2Q 2022 consolidated adjusted operating income

($ in millions)	2Q (1) (2)
2021 ADJ OP INCOME	**$305**
% of Sales	*15.2%*
Adj Gross Profit	46
Adj SG&A	(3)
Engineering	(8)
2022 ADJ OP INCOME	$340
% of Sales	*16.7%*



ADJ OPERATING INCOME UP YEAR-OVER-YEAR ON HIGHER GROSS MARGIN, PARTIALLY OFFSET BY INCREASED ENGINEERING AND SG&A EXPENSES

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(2) 2Q 2021 GAAP operating income was $203M (GAAP operating margin of 10.1%). 2Q 2022 GAAP operating income was $264M (GAAP operating margin of 12.9%)

11

12 (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange rates negatively impacted Freight sales by $16 million; Foreign exchange rates had a negative $226 million impact on segment backlog (3) Freight segment operating income was positively impacted by below-market intangible amortization of $13 million, up $6 million from 2Q 2021 2Q 2022 Freight segment performance W A B T E C 11.5% INCREASE OPERATING INCOME/ OPERATING MARGIN 1.8 PTS OF ADJ MARGIN EXPANSION $173M 13.0% 2021 GAAP SALES BACKLOG 10.3% INCREASE YoY $1.34B 2021 $1.49B(2) 2022 $233M 15.7% 2022 GAAP $247M 18.5% 2021 ADJ(1) $301M 20.3% 2022 ADJ(1,3) $17.84B 2021 $19.68B(2) 2022 (UP 11.6% YoY EX-CURRENCY)

13 (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange negatively impacted Transit sales by $60 million; Foreign exchange rates had a negative $342 million impact on segment backlog 2Q 2022 Transit segment performance W A B T E C OPERATING INCOME/ OPERATING MARGIN 17.5% DECREASE 0.5 PTS OF ADJ MARGIN DECLINE $45M 6.7% 2021 GAAP SALES BACKLOG 4.0% DECREASE YoY $676M 2021 $558(2) 2022 $50M 9.0% 2022 GAAP $73M 10.8% 2021 ADJ(1) $58M 10.3% 2022 ADJ(1) $3.69B 2021 $3.55B(2) 2022 (UP 5.3% YoY EX-CURRENCY)

WABTEC

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION

CASH FROM OPS



2021
$515M
106% cash conv
2022
$424M
76% cash conv

2Q cash conv of 92% ... full-year cash generation expected to be **>90%**

1H22 cash generation impacted by proactive inventory build

STRONG FINANCIAL POSITION

ADJ LEVERAGE



2Q21
Adj leverage
2.6x
2Q22
Adj leverage
2.4x

Adjusted net leverage (2) **improved** ... committed to maintaining investment grade ratings

Strengthening balance sheet ... strong liquidity of $1.48B (3)

RETURN CAPITAL TO SHAREHOLDERS



2021
$1M
$46M
2022
$399M
$55M
Share repurchases
Dividends

Deploying capital to execute on strategic priorities. Acquired two digital businesses (Beena Vision & ARINC)

Returning capital to shareholders... **executed share repurchases of $103M during 2Q**

STRONG FINANCIAL POSITION; INVESTING IN HIGH-RETURN OPPORTUNITIES FOR GROWTH

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Net debt is defined as total debt minus cash and cash equivalents; adjusted leverage is defined as net debt divided by trailing 12-month adjusted EBITDA
(3) At June 30, 2022 the Company's total available liquidity was $1.48 billion, which includes cash and cash equivalents of $0.50 billion plus $0.98 billion available under current credit facilities

14

WABTEC

2022 outlook and guidance

REVENUES

$8.3B to **$8.6B**

ADJUSTED EPS

$4.70 to **$5.00**

CASH CONVERSION (1)

>90%

BROAD-BASED RECOVERY ACROSS PORTFOLIO

EQUIPMENT
Significantly higher deliveries of international locos & favorable mining fundamentals

COMPONENTS
Railcars coming out of storage ... higher railcar build ... improved industrial end-markets

SERVICES
Increased demand for reliable, efficient power ... unparking of locos & higher MODs

DIGITAL ELECTRONICS
Growth driven by international expansion & product upgrades

TRANSIT
Increased global infrastructure investment ... FX headwinds and supply chain challenges

KEY ASSUMPTIONS

Adjusted operating margin up
- Favorable productivity/absorption, offset by mix, cost inflation & unfavorable FX
- SG&A as % of sales down
- Engineering as % of sales up

Tax rate ~26%
Capex ~2% of sales

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

15

16 W A B T E C Key takeaways 02 Innovative, sustainable technologies expanding Wabtec’s market share 03 Growth strategy driving strong cash flow and margin expansion 04 Strong long-term business fundamentals driving long-term value creation for shareholders 01 Portfolio positioned to drive long-term profitable growth

17 Income statement Appendix A ( 1 of 2) 2022 2021 2022 2021 Net sales 2,048$ 2,012$ 3,975$ 3,842$ Cost of sales (1,403) (1,432) (2,735) (2,728) Gross profit 645 580 1,240 1,114 Gross profit as a % of Net Sales 31.5% 28.8% 31.2% 29.0% Selling, general and administrative expenses (259) (263) (497) (497) Engineering expenses (50) (42) (95) (80) Amortization expense (72) (72) (145) (142) Total operating expenses (381) (377) (737) (719) Operating expenses as a % of Net Sales 18.6% 18.7% 18.5% 18.7% Income from operations 264 203 503 395 Income from operations as a % of Net Sales 12.9% 10.1% 12.7% 10.3% Interest expense, net (44) (45) (87) (93) Other income, net 7 11 11 25 Income before income taxes 227 169 427 327 Income tax expense (58) (44) (108) (87) Effective tax rate 25.5% 25.8% 25.3% 26.6% Net income 169 125 319 240 Less: Net income attributable to noncontrolling interest (3) - (4) (3) Net income attributable to Wabtec shareholders 166$ 125$ 315$ 237$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 0.91$ 0.66$ 1.71$ 1.25$ Diluted Net income attributable to Wabtec shareholders 0.91$ 0.66$ 1.71$ 1.25$ Basic 181.9 188.6 183.2 188.5 Diluted 182.4 188.9 183.7 188.9 June 30, June 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Six Months Ended

18Appendix A ( 2 of 2) Income statement (cont.) 2022 2021 2022 2021 Segment Information Freight Net Sales 1,490$ 1,336$ 2,812$ 2,519$ Freight Income from Operations 233$ 173$ 422$ 315$ Freight Operating Margin 15.7% 13.0% 15.0% 12.5% Transit Net Sales 558$ 676$ 1,163$ 1,323$ Transit Income from Operations 50$ 45$ 115$ 115$ Transit Operating Margin 9.0% 6.7% 9.9% 8.7% Backlog Information (Note: 12-month is a sub-set of total) June 30, 2022 March 31, 2022 June 30, 2021 Freight Total 19,679$ 19,024$ 17,837$ Transit Total 3,548 3,735 3,693 Wabtec Total 23,227$ 22,759$ 21,530$ Freight 12-Month 4,821$ 4,812$ 4,098$ Transit 12-Month 1,745 1,819 1,725 Wabtec 12-Month 6,566$ 6,631$ 5,823$ June 30, June 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Six Months Ended

19Balance sheet Appendix B June 30, 2022 December 31, 2021 In mill ions Cash and cash equivalents 501$ 473$ Receivables, net 1,422 1,477 Inventories 1,918 1,689 Other current assets 205 193 Total current assets 4,046 3,832 Property, plant and equipment, net 1,428 1,497 Goodwill 8,459 8,587 Other intangible assets, net 3,531 3,705 Other noncurrent assets 869 833 Total assets 18,333$ 18,454$ Current liabilities 3,190$ 2,910$ Long-term debt 3,987 4,056 Long-term liabilities - other 1,209 1,249 Total liabilities 8,386 8,215 Shareholders' equity 9,905 10,201 Noncontrolling interest 42 38 Total shareholders' equity 9,947 10,239 Total Liabilities and Shareholders' Equity 18,333$ 18,454$ CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

20Appendix C Cash flow 2022 2021 In mill ions Operating activities Net income 319$ 240$ Non-cash expense 238 253 Receivables 45 (29) Inventories (256) 8 Accounts Payable 185 82 Other assets and liabilities (107) (39) Net cash provided by operating activities 424 515 Net cash used for investing activities (117) (452) Net cash used for financing activities (256) (213) Effect of changes in currency exchange rates (23) 5 Increase (decrease) in cash 28 (145) Cash and cash equivalents, beginning of period 473 599 Cash and cash equivalents, end of period 501$ 454$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Six Months Ended June 30,

Appendix D
(1 of 2)

21

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,048	$ 645	$ (381)	$ 264	$ (37)	$ (58)	$ 169	$ (3)	$ 166	$ 0.91
Restructuring & Transaction costs	-	2	2	4	-	(1)	3	-	3	$ 0.02
Non-cash Amortization expense	-	-	72	72	-	(18)	54	-	54	$ 0.30
Adjusted Results	$ 2,048	$ 647	$ (307)	$ 340	$ (37)	$ (77)	$ 226	$ (3)	$ 223	$ 1.23
Fully Diluted Shares Outstanding										182.4

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter Year-to-Date 2022 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 3,975	$ 1,240	$ (737)	$ 503	$ (76)	$ (108)	$ 319	$ (4)	$ 315	$ 1.71
Restructuring & Transaction costs	-	7	4	11	-	(3)	8	-	8	$ 0.05
Non-cash Amortization expense	-	-	145	145	-	(36)	109	-	109	$ 0.59
Adjusted Results	$ 3,975	$ 1,247	$ (588)	$ 659	$ (76)	$ (147)	$ 436	$ (4)	$ 432	$ 2.35
Fully Diluted Shares Outstanding										183.7

Wabtec CORPORATION

Appendix D
(2 of 2)

22

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter 2021 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,012	$ 580	$ (377)	$ 203	$ (34)	$ (44)	$ 125	$ -	$ 125	$ 0.66
Restructuring & Transaction costs	-	21	9	30	-	(7)	23	-	23	$ 0.12
Non-cash Amortization expense	-	-	72	72	-	(19)	53	-	53	$ 0.29
Foreign Exchange Gain	-	-	-	-	(2)	1	(1)	-	(1)	$ (0.01)
Adjusted Results	$ 2,012	$ 601	$ (296)	$ 305	$ (36)	$ (69)	$ 200	$ -	$ 200	$ 1.06
Fully Diluted Shares Outstanding										188.9

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter Year-to-Date 2021 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 3,842	$ 1,114	$ (719)	$ 395	$ (68)	$ (87)	$ 240	$ (3)	$ 237	$ 1.25
Restructuring & Transaction costs	-	25	20	45	-	(11)	34	-	34	$ 0.18
Non-cash Amortization expense	-	-	142	142	-	(38)	104	-	104	$ 0.55
Foreign Exchange Gain	-	-	-	-	(11)	4	(7)	-	(7)	$ (0.04)
Adjusted Results	$ 3,842	$ 1,139	$ (557)	$ 582	$ (79)	$ (132)	$ 371	$ (3)	$ 368	$ 1.94
Fully Diluted Shares Outstanding										188.9

Wabtec CORPORATION

Appendix E 23

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2022 Q2 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$264		$7		$116		$387		$4		$391

Wabtec Corporation
2022 Q2 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$503		$11		$237		$751		$11		$762

Wabtec Corporation
2021 Q2 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$203		$11		$124		$338		$30		$368

Wabtec Corporation
2021 Q2 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$395		$25		$243		$663		$45		$708

Wabtec CORPORATION

24 Sales by product line Appendix F In mill ions 2022 2021 Freight Segment Equipment 381$ 328$ Components 234 224 Digital Electronics 164 162 Services 711 622 Total Freight Segment 1,490$ 1,336$ Transit Segment Original Equipment Manufacturer 259$ 320$ Aftermarket 299 356 Total Transit Segment 558$ 676$ In mill ions 2022 2021 Freight Segment Equipment 655$ 590$ Components 463 427 Digital Electronics 317 318 Services 1,377 1,184 Total Freight Segment 2,812$ 2,519$ Transit Segment Original Equipment Manufacturer 551$ 607$ Aftermarket 612 716 Total Transit Segment 1,163$ 1,323$ Six Months Ended June 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended June 30,

25Segment gross margin & operating margin reconciliation Appendix G In millions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 493$ 233$ 414$ 173$ 917$ 422$ 770$ 315$ Freight Segment Reported Margin 33.0% 15.7% 30.9% 13.0% 32.6% 15.0% 30.6% 12.5% Restructuring & Transaction costs 1 1 4 7 3 3 5 14 Non-cash Amortization expense - 67 - 67 - 135 - 132 Freight Segment Adjusted Results 494$ 301$ 418$ 247$ 920$ 560$ 775$ 461$ Freight Segment Adjusted Margin 33.2% 20.3% 31.2% 18.5% 32.7% 20.0% 30.6% 18.3% Transit Segment Reported Results 152$ 50$ 166$ 45$ 323$ 115$ 344$ 115$ Transit Segment Reported Margin 27.4% 9.0% 24.6% 6.7% 27.7% 9.9% 26.0% 8.7% Restructuring & Transaction costs 1 3 17 23 4 7 20 27 Non-cash Amortization expense - 5 - 5 - 10 - 10 Transit Segment Adjusted Results 153$ 58$ 183$ 73$ 327$ 132$ 364$ 152$ Transit Segment Adjusted Margin 27.5% 10.3% 27.3% 10.8% 28.1% 11.4% 27.6% 11.5% 2022 2021 2022 2021 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended June 30, Six Months Ended June 30,

26Segment sales reconciliation Appendix H In mill ions Freight Transit Consolidated 2021 Net Sales 1,336$ 676$ 2,012$ Acquisitions 5 1 6 Foreign Exchange (16) (60) (76) Organic 165 (59) 106 2022 Net Sales 1,490$ 558$ 2,048$ Change ($) 154 (118) 36 Change (%) 11.5% -17.5% 1.8% Freight Transit Consolidated 2021 Net Sales 2,519$ 1,323$ 3,842$ Acquisitions 44 2 46 Foreign Exchange (20) (93) (113) Organic 269 (69) 200 2022 Net Sales 2,812$ 1,163$ 3,975$ Change ($) 293 (160) 133 Change (%) 11.6% -12.1% 3.5% Six Months Ended June 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended June 30,

27 Cash conversion reconciliation Appendix I Wabtec Corporation 2022 Q2 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $263 $169 $118 92% Wabtec Corporation 2022 Q2 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $424 $319 $240 76% Wabtec Corporation 2021 Q2 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $223 $125 $126 89% Wabtec Corporation 2021 Q2 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $515 $240 $246 106% Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =